AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 5

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER *(If applicable)*
EDFSA09D0013P00140	DEC 24, 2021		

6. ISSUED BY CODE FSA-ACQ
US Department of Education
FSA - Acquisitions, 830 First St NE - Suite 91F3
Washington DC 20202
Eddie Lowe (202) 377-3714 Eddie.Lowe@ed.gov

7. ADMINISTERED BY *(If other than Item 6)* CODE FSA-FS2
United States Department of Education
Federal Student Aid/Mission Support Group
830 First St NE - Suite 91F3
Washington DC 20202

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*
NELNET SERVICING, LLC
121 S. 13TH STREET
SUITE 201
LINCOLN NE 68508
DUNS: 831078626
Cage Code: 5JZQ5

CODE 00030812 FACILITY CODE

(X)	
	9A. AMENDMENT OF SOLICITATION NUMBER
	9B. DATED *(SEE ITEM 11)*
X	10A. MODIFICATION OF CONTRACT/ORDER NUMBER EDFSA09D0013
	10B. DATED *(SEE ITEM 13)* JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule
Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4 (c) - Contract Terms and Conditions - Commercial Items (Mar 2009) - TAILORED
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this Modification to Contract Number ED-FSA-09-D-0013 is to modify the pricing structure in Section B of the IDIQ Contract, previously revised per Modification (P00139). To incorporate increased pricing rates based on the Employment Cost Index (ECI) and Labor Categories.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
		Wesley Beemer, Contracting Officer 202-377-3710 Wesley.Beemer@ed.gov	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] *(Signature of person authorized to sign)*	12-23-21	Wesley Beemer Digitally signed by Wesley Beemer Date: 2021.12.29 10:22:49 -05'00' *(Signature of Contracting Officer)*	DEC 24, 2021

B.13 ADDITIONAL TERMS AND CONDITIONS

N. Additional Terms:

1. The Government will set and manage the common pricing, including tier structure, below: Pricing

Exhibit for CLIN 1001:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
A001	In School	1+	EA	**$1.08400**
A002	In Grace	1+	EA	**$1.73430**
A003	In Current Repayment	1+	EA	**$2.94210**
A004	Service Member	1+	EA	**$2.94210**
A005	Deferment	1+	EA	**$1.73430**
A006	Forbearance	1+	EA	**$1.08400**
A007	Delinquent 6-30 Days	1+	EA	**$2.17810**
A008	Delinquent 31-90 Days	1+	EA	**$1.50730**
A009	Delinquent 91-150 Days	1+	EA	**$1.39370**
A010	Delinquent 151-270 Days	1+	EA	**$1.26980**
A011	Delinquent 271-360 Days	1+	EA	**$0.46460**
A012	Delinquent 361 or more Days	1+	EA	**$0.46460**
A013	Delinquency Reduction Compensation Program[1]	N/A	N/A	Not-to- Exceed $2,000,000
	Cohort Default Rate (CDR) Challenge Support			
A014	Institution [2]	1+	EA	**$219.88290**
A015	Borrower[3]	1+	EA	**$23.74320**
A018	CDR Assistance Pilot (rate per school assisted)[4]	1+	EA	$18,000.00
A039	Postal Mailing Costs associated with Change Requests 2760, 3192, 5505, 5881, 5940, 5999 & 5963. [11]	1+	EA	**$0.49550**
	Accessibility Testing – CR 2723			
A040	Per Test	1+	EA	**$903.27500**
	Pre-Release Accessibility Testing - CR 2724			
A041	Pre-Release Testing Report	1+	EA	**$3,225.98180**
	PIV-I Implementation			
A042	One-Time Development Cost	N/A	N/A	$474,225.00
A043	Annual Technical Admin & Maintenance[5]	1+	EA	**$30,969.42550**
A044	Borrower Defense Discharges in accordance with CR 3368 (Per Borrower)[7]	1+	EA	**$46.45410**
A045	New IDR Applications in accordance with CR 3571(per new application)[6]	1+	EA	$3.00
A046	Borrower Defense Pilot	1+	EA	**$3,583.03850**
A047	Borrower Defense Discharge - Other Discharge/Complex Borrower Discharge in accordance with CR 4280 (Per Borrower)[8]	1+	EA	**$61.75360**
A048	Borrower Defense Discharge - Other Discharge/Special Inst ruction s Discharge in accordance with CR 4280 (Per Borrower)[9]	1+	EA	**$77.19200**
A049	Borrower Defense Discharge Adjustments in accordance with CR 4379 (Per Borrower)	1+	EA	**$12.86540**
A050	Borrower Defense Adjustment Letters in accordance with CR 4379 (Per Borrower)	1+	EA	**$12.86540**
A051	Borrower Defense - Updated Process Servicers with CR 4585	1+	EA	**$5.14610**
A052	CEMS Borrower Defense Enhancements in accordance with CR 4753(Per Borrower)	1+	EA	**$33.44990**
A056	Forbearance-per borrower (CR 5505)	1+	EA	$2.19
A057	Electronic Correspondence - Change Requests 5505 & 5963	1+	EA	**$0.02850**
A058	Phone call (CR 5505) If requested by FSA	1+	EA	**$8.65300**
A059	Forbearance per borrower (CR 5654, 6006) - supersedes pricing from CR 5505	1+	EA	**$2.08690**
A060	Return to Repayment eCorrespondence in accordance with CR 5881 (Per Letter)	1+	EA	$0.028
A061	GA Recall or borrower without payment IBR counters provided(both pre and post conversion) in accordance with CR 5999 (Per Borrower)	1+	EA	$49.50
A062	Per Borrower when the borrower has a retro adjustment in accordance with CR 5999	1+	EA	$40.50
A063	Per Borrower for all other adjustment transactions after loans have been loaded to system in accordance with CR 5999	1+	EA	$8.50
A064	Per outbound attempt in accordance with Change Requests 5965 & 5999	1+	EA	$1.62
A065	Per extra weekday hour in accordance with CR 5950 [10]	1+	EA	**$13,237**
A066	Per extra weekend hour in accordance with CR 5950 [10]	1+	EA	**$16,409**
A067	Processing fee for manual credit disputes from a prior servicer in accordance with CR 6051 (Per Borrower)	1+	EA	$40.00
A068	Return to Repayment Paper Correspondence in accordance with CR 5881, 5963 & 5999 (Paper/Envelope/Handling)	1+	EA	**$0.061**

1. *Delinquency Reduction Compensation Program shall not exceed $2,000,000 annually per servicer. The maximum amount available each quarter shall not exceed $500,000 per servicer.*
2. *An institution is defined as a school or branch having a unique school code/ID as established by the U.S. Department of Education.*
3. *A borrower is defined as an individual with a unique SSN.*
4. *The CDR Assistance Pilot ends on May 16, 2014.*
5. *PIF-ID costs to be billed annually. The first annual invoice for these charges may be submitted one year after implementation is complete.*
6. *New /DR applications received after the implementation of Change Request 3571 may be invoiced under Exhibit A045. No additional invoices may be submitted after invoices for August 2017 in accordance with CR 4289.*
7. *Borrower Defense Discharges can only be invoiced once per borrower.*
8. *Complex Borrower Discharges can only be invoice once per borrower.*
9. *Special Instructions Discharges can only be invoiced once per borrower.*
10. *FSA will be billed for the extended hours of operation associated with CR 5950 - Service Contact Center Hours of Operation as defined in the requirements starting (January 3, 2022 – April 20, 2022).*
11. *Change Request 5940 has been removed from CLIN 1001 and added to CLIN 1004 under Total and Permanent Disability (TPD) Program.*

Pricing Exhibit for CLIN 1002:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
B001	Change Requests [1]	1+	EA	Negotiated

1. *Price to be negotiated for each Change Request.*

Pricing Exhibit for CLIN 1003:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Loan Consolidation			
C016	One-Time Development Cost [1]	N/A	N/A	Not-to-Exceed $1,200,000.00
C017	Consolidations Completed	1+	EA	**$28.23380**

1. *Development costs for Loan Consolidation will be reimbursed for the actual costs incurred, but not-to-exceed $1,200,000, for the first year only.*

Pricing Exhibit for CLIN 1004:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Total and Permanent Disability (TPD) Program			
D019	Borrowers in TPD Status	1 - 145,000	EA	**$1.49700**
D020	Borrowers in TPD Status	145,001+	EA	**$1.08400**
D021	Application Fee (Materially Complete) (1&2)	1+	EA	**$53.68040**
D022	Revised Veterans TPD Letter CR 5140	1+	EA	**$32.19530**
D023	Postal Mailing Costs associated with Change Request 5940	1+	EA	**$0.4955**
D024	Paper Correspondence in accordance with CR 5940 (Per Letter)	1+	EA	$0.30
D025	Skip Tracing Costs associated with Change Requests 5932 & 5940 (Per Borrower)	1+	EA	$0.10

1. *FSA will be billed on a per application per month basis for materially complete applications only, effective July 1, 2013. As defined in the requirements, an application is "materially complete" if it contains (1) a physician certification, (2) an SSA notice of award of 551 or 5501 benefits, or (3/ a VA determination of disability document.*
2. *FSA will be billed on a per application per month basis for CR 5932 - Automatic Disability Discharge and SSA Matching File Confirmation & CR 5940 - VA Letter Advising Borrowers of Potential TPD Discharge Reversal as defined in the requirements ending January 31, 2021.*

Pricing Exhibit for CLIN 1005:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Payment Support [1]			
E022	Monthly Transactions, up to 100 hours per month	N/A	Monthly	**$3,819.56250**
E023	Monthly Transactions , per additional 10 hours	N/A	Monthly	**$381.95620**
E024	Ad-Hoc Support Requests	N/A	Hourly	**$129.03920**

1. *The $50,000 monthly rate for the first three billing periods applies to ONLY the initial Task Order.*

Pricing Exhibit for CLIN 1006:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Data Storage			
F025	One-Time Development Cost	N/A	N/A	**$61,938.85100**
F026	Monthly Storage & Access	1+	TB	**$2,064.62840**
	Monthly PIF Account Support			
F027	Up to 200 Calls	N/A	N/A	**$2,580.78540**
F028	Each Additional Tier of 200 Calls	N/A	N/A	**$1,197.48450**
F029	Ad-Hoc Request Support	1+	Hourly	**$129.03920**
	1098 Support			
F030	Up to 7,500 Calls	N/A	N/A	**$44,905.66700**
F031	Additional Calls	1+	EA	**$6.00030**

Labor Rate

Status	Unit	Unit Measure	Unit Rate
Technology Development	1+	EA	$129.03920
Operations Analyst	1+	EA	$67.10050

SCHEDULE Continued

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Contracting Officer: Wesley Beemer, 202-377-3710, Wesley.Beemer@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Andre Barbosa, 202-377-3332, Andre.Barbosa@ed.gov Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None				